INTERCOUPLING OF MICROINVERTERS

Coats & Bennett Ref. No.: 7185-011

ASSIGNMENT

For good and valuable consideration, I

Paul Wilkinson Dent, a citizen of Great Britain, residing at
637 Eagle Point Rd
Pittsboro NC 27312

hereby assign to **Koolbridge Solar, Inc.** (the "Company"), having its principal place of business at
710-B Waynick Blvd
Wrightsville Beach, NC 28480-2131

the entire right, title, and interest in and to the **Inter Coupling of Microinverters** which is/are disclosed in, but not limited to, the application(s) for Letters Patent and Utility Model filed in:

COUNTRY	APPLICATION NO.	FILING DATE
WO	PCT/US16/20406	2016-03-02

and for any and all patents and patent applications therefore in any and all countries, and pursuant to all multilateral treaty organizations, including the Patent Cooperation Treaty and European Patent Convention, including without limitation, continuations, continuations-in-part, divisionals, reissues, and extensions thereof, and all rights of priority resulting from the filing of said application(s) to be held and enjoyed by the Company, its successors, and assigns, as fully and entirely as the same would have been held and enjoyed by me if this Assignment had not been made.

I hereby authorize and request the attorneys at Coats & Bennett, PLLC, 1400 Crescent Green, Cary, North Carolina 27518, to insert the filing date(s) and application number(s) in the above-indicated spaces when known.

10 feb 2016 — Paul W. Dent

Date — Paul Wilkinson Dent

2/10/2016 — Edward H. Green

Date — Witness Signature

Edward H. Green, III

Witness Name

Coats & Bennett Ref. No.: 7185-011

STATE OF ________
________ County

I, ______________, a Notary Public for said County and State, do hereby certify that Paul Wilkinson Dent personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal, this the _____ day of ________, 20__.

(Official Seal)

____
Notary Public

My commission expires ______, _____.

March 2, 2016
Date

[signature]
Signature on behalf of Assignee

John Stephen Burnett
Name

Chairman & CEO
Title

SMART APPLIANCES

Coats & Bennett Ref. No.: 7185-008

ASSIGNMENT

For good and valuable consideration, we

Paul Wilkinson Dent, a citizen of Great Britain, residing at
637 Eagle Point Rd
Pittsboro NC 27312

Lawrence D. Zirbel, a citizen of the United States, residing at
870 Mayfield Avenue
Winter Park
FL 32789

hereby assign to **Koolbridge Solar, Inc.** (the "Company"), having its principal place of business at
710-B Waynick Blvd
Wrightsville Beach, NC 28480-2131

the entire right, title, and interest in and to the **Smart Appliances** which is disclosed in, but not limited to, the application(s) for Letters Patent and Utility Model filed in:

COUNTRY	APPLICATION NO.	FILING DATE
US	14/623454	2015-02-16

and for any and all patents and patent applications therefore in any and all countries, and pursuant to all multilateral treaty organizations, including the Patent Cooperation Treaty and European Patent Convention, including without limitation, continuations, continuations-in-part, divisionals, reissues, and extensions thereof, and all rights of priority resulting from the filing of said application(s) to be held and enjoyed by the Company, its successors, and assigns, as fully and entirely as the same would have been held and enjoyed by us if this Assignment had not been made.

I hereby authorize and request the attorneys at Coats & Bennett, PLLC, 1400 Crescent Green, Cary, North Carolina 27518, to insert the filing date(s) and application number(s) in the above-indicated spaces when known.

Paul W. Dent

29 Jan 2016

Date

Paul Wilkinson Dent

1/29/2016

Date

Edward H. Greene

Witness Signature

EDWARD H GREEN III

Witness Name

STATE OF ________
________ County .

I, ______________, a Notary Public for said County and State, do hereby certify that Paul Wilkinson Dent personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal, this the ______ day of ________, 20__.

(Official Seal)

____
Notary Public

My commission expires _______, _____.

1-28-2016
Date

Lawrence D. Zirbel

1-28-2016
Date

Witness Signature

Joseph Hull
Witness Name

STATE OF Florida
Orange County

I, Joseph Hull, a Notary Public for said County and State, do hereby certify that Lawrence Zirbel personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal, this the 28th day of January, 2016.

(Official Seal)

Notary Public

My commission expires 8-16, 2018.

Notary Public State of Florida
Joseph G Hull
My Commission FF 143864
Expires 08/16/2018

January 29, 2016
Date

[signature]
Signature on behalf of Assignee

JOHN STEPHEN BURNETT
Name

CHAIRMAN & CEO
Title

SMART APPLIANCES INCLUDING ADDRESSABLE ELECTRICAL OUTLETS

Coats & Bennett Ref. No.: 7185-007

ASSIGNMENT

For good and valuable consideration, we

Paul Wilkinson Dent, a citizen of Great Britain, residing at
637 Eagle Point Rd
Pittsboro NC 27312

Lawrence Zirbel, a citizen of the United States, residing at
870 Mayfield Avenue
Winter Park
FL 32789

hereby assign to **Koolbridge Solar, Inc.** (the "Company"), having its principal place of business at
710-B Waynick Blvd
Wrightsville Beach, NC 28480-2131

the entire right, title, and interest in and to the **Smart Appliances** which is disclosed in, but not limited to, the application(s) for Letters Patent and Utility Model filed in:

COUNTRY	APPLICATION NO.	FILING DATE
WO	PCT/US16/15612	2016-01-29

and for any and all patents and patent applications therefore in any and all countries, and pursuant to all multilateral treaty organizations, including the Patent Cooperation Treaty and European Patent Convention, including without limitation, continuations, continuations-in-part, divisionals, reissues, and extensions thereof, and all rights of priority resulting from the filing of said application(s) to be held and enjoyed by the Company, its successors, and assigns, as fully and entirely as the same would have been held and enjoyed by us if this Assignment had not been made.

I hereby authorize and request the attorneys at Coats & Bennett, PLLC, 1400 Crescent Green, Cary, North Carolina 27518, to insert the filing date(s) and application number(s) in the above-indicated spaces when known.

29 Jan 2016
Date

Paul W. Dent
Paul Wilkinson Dent

1/29/2016
Date

[signature]
Witness Signature

EDWARD H. GREEN III
Witness Name

STATE OF ________
________ County

I, ______________, a Notary Public for said County and State, do hereby certify that Paul Wilkinson Dent personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal, this the ______ day of ________, 20__.

(Official Seal)

____
Notary Public

My commission expires _______, _____.

1-28-2016
Date

[signature]
Lawrence Zirbel

1 28-16
Date

[signature]
Witness Signature

Joseph Hull
Witness Name

STATE OF Florida
Orange County

I, Joseph Hull, a Notary Public for said County and State, do hereby certify that Lawrence Zirbel personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal, this the 28th day of January, 2016.

(Official Seal)

[signature]
Notary Public

My commission expires 8-16-2018.

Notary Public State of Florida
Joseph G Hull
My Commission FF 143854
Expires 08/16/2018

January 29, 2016
Date

[signature]
Signature on behalf of Assignee

JOHN STEPHEN BURNETT
Name

CHAIRMAN & CEO
Title

Coats & Bennett Ref. No.: 7185-006

ASSIGNMENT

For good and valuable consideration, I

Paul Wilkinson Dent, a citizen of Great Britain, residing at
637 Eagle Point Rd
Pittsboro NC 27312

hereby assign to **Koolbridge Solar, Inc.** (the "Company"), having its principal place of business at
710-B Waynick Blvd
Wrightsville Beach, NC 28480-2131

the entire right, title, and interest in and to the **Smart Appliances** which is disclosed in, but not limited to, the application for Letters Patent and Utility Model filed in:

COUNTRY	APPLICATION NO.	FILING DATE
US	14/608207	2015-01-29

and for any and all patents and patent applications therefore in any and all countries, and pursuant to all multilateral treaty organizations, including the Patent Cooperation Treaty and European Patent Convention, including without limitation, continuations, continuations-in-part, divisionals, reissues, and extensions thereof, and all rights of priority resulting from the filing of said application(s) to be held and enjoyed by the Company, its successors, and assigns, as fully and entirely as the same would have been held and enjoyed by me if this Assignment had not been made.

I hereby authorize and request the attorneys at Coats & Bennett, PLLC, 1400 Crescent Green, Cary, North Carolina 27518, to insert the filing date(s) and application number(s) in the above-indicated spaces when known.

29 Jan 2016

Date

Paul W. Dent

Paul Wilkinson Dent

1/29/2016

Date

Edward H. Green

Witness Signature

EDWARD H. GREEN III

Witness Name

STATE OF ________
________ County

I, ______________, a Notary Public for said County and State, do hereby certify that Paul Wilkinson Dent personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal, this the _____ day of ________, 20__.

(Official Seal)

____
Notary Public

My commission expires _______, _____.

January 29, 2016
Date

[signature]
Signature on behalf of Assignee

JOHN STEPHEN BURNETT
Name

CHAIRMAN & CEO
Title

Subj: **RE: Koolbridge Solar Question...**
Date: 6/16/2016 11:17:46 A.M. Eastern Daylight Time
From: kfox@coatsandbennett.com
To: jsburn777@aol.com
CC: kupchurch@coatsandbennett.com

Dear Mr. Burnett –

Attached please find information we have in our files:

7185-001 - Solar Energy Conversion And Utilization System – no assignment
7185-002 - Continuation of 7185-001 - no assignment
7185-003 - Continuation of 7185-002 – not even filed
7185-004 -Rotary Solar Converter – no assignment
7185-005 - Continuation of 13/225505 for Potential Arc Fault Detection and Suppression – no assignment
7185-006 - Smart Appliances – see attached
7185-007 - PCT for Smart Appliances, Including Addressable Electrical Outlets – see attached
7185-008 - Continuation-in-Part of 7185-006 for Addressable Electrical Outlets – see attached
7185-009 -PCT Addressable Electrical Outlets – closed prior to filing
7185-010 - Inter Coupling of Microinverters – not assigned
7185-011 - PCT Inter Coupling of Microinverters – see attached
7185-012 - Continuation of 7185-002 for Residential Electrical Energy Installation – no assignment
7185-013 - Continuation of 7185-002 for Remotely Controlled Photovoltaic String Combiner –no assignment
7185-014 - Continuation of 7185-002 for Inverter Inrush Current Limiting – no assignment
7185-015 - PCT Rotary Solar Converter – no assignment
7185-016 - Solid-State Phase Splitting Transformer – no assignment
7185-017 - PCT Solid-State Phase-Splitting Transformer – no assignment

Please let me know if you have any questions or need further information.

Regards,
Katya Fox
Paralegal

From: jsburn777@aol.com [mailto:jsburn777@aol.com]
Sent: Wednesday, June 15, 2016 8:54 PM
To: Katya Y. Fox
Subject: Koolbridge Solar Question...

Hi Katya,

Can you please send me all of the assignment documents that Paul Dent has signed? We have filed to go public and the SEC is asking for them so I need to send the assignment documents to them.

I believe that Paul has assigned all of the International patent filings to Koolbridge and any US applications that were not part of the three original granted patents or any continuations of them.

Thank you!

Stephen

Stephen Burnett
Co-Founder & CEO

Koolbridge Solar, Inc. www.koolbridgesolar.com
PO Box 1529
Wrightsville Beach, NC 28480
910-274-4760 (m)